UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

Apellis Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38276	27-1537290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Fifth Avenue Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 977-5700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2026, the compensation committee of the board of directors of Apellis Pharmaceuticals, Inc., a Delaware corporation (the “Company”) approved an amendment and restatement of the Apellis Pharmaceuticals, Inc. Executive Separation Benefits and Retention Plan (the “A&R Separation Benefits Plan”), in connection with the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Biogen Inc., a Delaware corporation, and Aspen Purchaser Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent. The A&R Separation Benefits Plan will become effective on, and subject to the occurrence of, the Closing Date (as defined in the Merger Agreement) and reflects the following amendments to the current terms of the Executive Separation Benefits and Retention Plan:

•

the unvested right of each participant (which includes each named executive officer of the Company) to receive payments with respect to Converted Options and Converted RSU Awards (each, as defined in the Merger Agreement) pursuant to the terms of the Merger Agreement will accelerate and vest in full in the event of such participant’s termination of employment by Company other than for cause or resignation for good reason at any time before such rights are fully vested by their terms; and

•

the proviso in the definition of “Good Reason” that excludes changes in scope solely as a result of the Company becoming a subsidiary of another corporation will not apply to C-Level Officers (as defined in the Executive Separation Plan and which includes each named executive officer of the Company).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apellis Pharmaceuticals, Inc.

Date: May 4, 2026	By:	/s/ Timothy Sullivan
	Name:	Timothy Sullivan
	Title:	Chief Financial Officer